NATIONWIDE MUTUAL FUNDS

Nationwide Destination 2010 Fund	Nationwide Destination 2040 Fund
Nationwide Destination 2015 Fund	Nationwide Destination 2045 Fund
Nationwide Destination 2020 Fund	Nationwide Destination 2050 Fund
Nationwide Destination 2025 Fund	Nationwide Destination 2055 Fund
Nationwide Destination 2030 Fund	Nationwide Destination 2060 Fund
Nationwide Destination 2035 Fund

Supplement dated August 10, 2017
to the Prospectus dated February 28, 2017 (as revised May 24, 2017)

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

Effective immediately:
1.	The Target Destination Funds may invest in Underlying Funds (including exchange-traded funds) that are not affiliated with the Nationwide Funds.
2.	The table on page 47 of the Prospectus is deleted in its entirety and replaced with the following:
ASSET CLASSES	TARGET ALLOCATIONS

	2060 Fund	2055 Fund	2050 Fund	2045 Fund	2040 Fund	2035 Fund	2030 Fund	2025 Fund	2020 Fund	2015 Fund	2010 Fund
U.S. STOCKS
U.S. Large Cap[1]	39%	39%	38%	37%	36%	32%	31%	27%	26%	20%	18%
U.S. Mid Cap[2]	16%	16%	16%	15%	14%	13%	12%	11%	9%	7%	5%
U.S. Small Cap[3]	8%	8%	8%	8%	7%	7%	6%	5%	3%	2%	1%
INTERNATIONAL STOCKS[4]	30%	30%	29%	29%	28%	27%	24%	22%	19%	17%	12%
BONDS	6%	6%	7%	9%	13%	19%	24%	33%	41%	50%	60%
OTHER ASSET CLASSES[5]	1%	1%	2%	2%	2%	3%	3%	2%	3%	4%	4%
1 "U.S. Large Cap" generally includes stocks of companies with market capitalizations similar to companies in the Standard & Poor's 500® Index.
2 "U.S. Mid Cap" generally includes stocks of companies with market capitalizations similar to companies in the S&P MidCap 400® Index.
3 "U.S. Small Cap" generally includes stocks of companies with market capitalizations similar to companies in the Russell 2000® Index.
4 "International Stocks" includes stocks of emerging market countries, although such emerging markets stocks are not used as a principal investment strategy.
5 "Other Asset Classes" includes high-yield bonds, which is not used as a principal investment strategy.

3.	The first paragraph under the heading "Appendix"–"Additional Information about Underlying Funds" on page 80 of the Prospectus is deleted in its entirety and replaced with the following:
Following are descriptions of the Underlying Funds in which the Funds may invest as of the date of this Prospectus. These descriptions are qualified in their entirety by reference to the prospectus and statement of additional information of each Underlying Fund. The following list of eligible Underlying Funds is subject to change at any time and without notice. This Appendix does not contain information about unaffiliated mutual funds in which the Funds may invest. Underlying Funds not identified in this Appendix may be selected by the Adviser at its discretion. Prospectuses for any Underlying Funds should be referred to for more information.
4.
Pursuant to a Board-approved Plan of Liquidation and Dissolution, the Nationwide Portfolio Completion Fund is scheduled to be liquidated on or about August 18, 2017.  Upon its liquidation, the section entitled

"Appendix – Emerging Market Stocks, Commodities, REITS, International/Emerging Market Bonds and High-Yield Bonds" on page 81 of the Prospectus is deleted in its entirety.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE